                                                                     Exhibit 4.2

                                 TRUST AGREEMENT


                                     between


                     ADVANTA MORTGAGE CONDUIT SERVICES, INC.
                                     Sponsor


                                       and


                            WILMINGTON TRUST COMPANY
                                  Owner Trustee


                             Dated as of May 1, 1999




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
                                Table of Contents

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                                   ARTICLE I.
                                   Definitions

SECTION 1.1     Capitalized Terms............................................................         1
SECTION 1.2     Other Definitional Provisions................................................         4
SECTION 1.3     Action by or Consent of Noteholders and Certificateholders...................         4

                                   ARTICLE II.
                                  Organization

SECTION 2.1     Names........................................................................         5
SECTION 2.2     Office.......................................................................         5
SECTION 2.3     Purposes and Powers..........................................................         5
SECTION 2.4     Appointment of Owner Trustee.................................................         5
SECTION 2.5     Initial Capital Contribution of Trust Estate.................................         5
SECTION 2.6     Declaration of Trust.........................................................         6
SECTION 2.7     Liability....................................................................         6
SECTION 2.8     Title to Trust Property......................................................         6
SECTION 2.9     Situs of Trust...............................................................         6
SECTION 2.10    Representations and Warranties of the Sponsor................................         7
SECTION 2.11    Covenants of the Sponsor.....................................................         8
SECTION 2.12    Covenants of the Certificateholders..........................................         8
SECTION 2.13    Investment Company...........................................................         9

                                  ARTICLE III.
                     Certificates and Transfer of Interests

SECTION 3.1     Initial Ownership............................................................         9
SECTION 3.2     The Certificates.............................................................        10
SECTION 3.3     Authentication of Certificates...............................................        10
SECTION 3.4     Registration of Transfer and Exchange of Certificates........................        10
SECTION 3.5     Mutilated, Destroyed, Lost or Stolen Certificates............................        10
SECTION 3.6     Persons Deemed Certificateholders............................................        11
SECTION 3.7     Access to List of Certificateholders' Names and Addresses....................        11
SECTION 3.8     Maintenance of Office or Agency..............................................        11
SECTION 3.9     ERISA........................................................................        11
SECTION 3.10    Restrictions on Transfer of Certificates.....................................        12
SECTION 3.11    Acceptance of Obligations....................................................        13
SECTION 3.12    Payments on Certificates.....................................................        13

                                   ARTICLE IV.
                         Voting Rights and Other Actions

SECTION 4.1     Prior Notice to Holders with Respect to Certain Matters......................        13
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SECTION 4.2     Action by Certificateholders with Respect to Certain Matters.................        14
SECTION 4.3     Action by Certificateholders with Respect to Bankruptcy......................        15
SECTION 4.4     Restrictions on Certificateholders' Power....................................        15
SECTION 4.5     Majority Control.............................................................        16
SECTION 4.6     Rights of Insurer............................................................        16
SECTION 4.7     Separateness.................................................................        16

                                   ARTICLE V.
                                 Certain Duties

SECTION 5.1     Accounting and Records to the Noteholders, Certificateholders, the
                Internal Revenue Service and Others..........................................        17

                                   ARTICLE VI.
                      Authority and Duties of Owner Trustee

SECTION 6.1     General Authority............................................................        17
SECTION 6.2     General Duties...............................................................        18
SECTION 6.3     Action upon Instruction......................................................        18
SECTION 6.4     No Duties Except as Specified in this Agreement or in Instructions...........        19
SECTION 6.5     No Action Except under Specified Documents or Instructions...................        19
SECTION 6.6     Restrictions.................................................................        19

                                  ARTICLE VII.
                          Concerning the Owner Trustee

SECTION 7.1     Acceptance of Trust and Duties...............................................        19
SECTION 7.2     Furnishing of Documents......................................................        21
SECTION 7.3     Representations and Warranties...............................................        21
SECTION 7.4     Reliance; Advice of Counsel .................................................        21
SECTION 7.5     Not Acting in Individual Capacity............................................        22
SECTION 7.6     Owner Trustee Not Liable for Certificates or Mortgage Loans..................        22
SECTION 7.7     Owner Trustee May Own Certificates and Notes.................................        22
SECTION 7.8     Payments from Owner Trust Estate.............................................        22
SECTION 7.9     Doing Business in Other Jurisdictions........................................        23

                                  ARTICLE VIII.
                          Compensation of Owner Trustee

SECTION 8.1     Owner Trustee's Fees and Expenses............................................        23
SECTION 8.2     Indemnification..............................................................        23
SECTION 8.3     Payments to the Owner Trustee................................................        24
SECTION 8.4     Non-recourse Obligations.....................................................        24
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                                   ARTICLE IX.
                         Termination of Trust Agreement

SECTION 9.1     Termination of Trust Agreement...............................................        24

                                   ARTICLE X.
             Successor Owner Trustees and Additional Owner Trustees

SECTION 10.1    Eligibility Requirements for Owner Trustee...................................        25
SECTION 10.2    Resignation or Removal of Owner Trustee......................................        26
SECTION 10.3    Successor Owner Trustee......................................................        26
SECTION 10.4    Merger or Consolidation of Owner Trustee.....................................        27
SECTION 10.5    Appointment of Co-Owner Trustee or Separate Owner Trustee....................        27

                                   ARTICLE XI.
                                  Miscellaneous

SECTION 11.1    Supplements and Amendments...................................................        29
SECTION 11.2    No Legal Title to Owner Trust Estate in Certificateholders...................        30
SECTION 11.3    Limitations on Rights of Others..............................................        30
SECTION 11.4    Notices......................................................................        30
SECTION 11.5    Severability.................................................................        30
SECTION 11.6    Separate Counterparts........................................................        31
SECTION 11.7    Assignments; Insurer.........................................................        31
SECTION 11.8    No Petition..................................................................        31
SECTION 11.9    No Recourse..................................................................        31
SECTION 11.10   Headings.....................................................................        31
SECTION 11.11   Governing Law................................................................        31
SECTION 11.12   Master Servicer..............................................................        31
SECTION 11.13   No Borrowing.................................................................        32
SECTION 11.14   Nonpetition Covenant.........................................................        32

                                    EXHIBITS

Exhibit A       Form of Certificate..........................................................       A-1
Exhibit B       Form of Certificate of Trust ................................................       B-1
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
                  TRUST AGREEMENT dated as of May 1, 1999 between ADVANTA
MORTGAGE CONDUIT SERVICES, INC., a Delaware corporation (the "Sponsor"), and
WILMINGTON TRUST COMPANY, a Delaware banking corporation as Owner Trustee.

                                   ARTICLE I.

                                   Definitions

         SECTION 1.1 Capitalized Terms. For the purposes of this Agreement, the following terms shall have the meanings set forth below. All other capitalized terms used herein but not defined shall have the meanings set forth in the Sale and Servicing Agreement.

                  "Affiliate" shall mean with respect to any specified Person, a Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, or owns, directly or indirectly, 50% or more of, the Person specified.

                  "Agreement" shall mean this Trust Agreement, as the same may be amended and supplemented from time to time.

                  "Benefit Plan Investor" shall have the meaning assigned to such term in Section 3.9.

                  "Business Trust Statute" shall mean Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et. seq. as the same may be amended from time to time.

                  "Certificate" means a trust certificate evidencing the beneficial ownership interest of a Certificateholder in the Trust, substantially in the form of Exhibit A hereto.

                  "Certificate Account" shall mean the account designated as such as established and maintained pursuant to the Indenture.

                  "Certificate of Trust" shall mean the Certificate of Trust in the form of Exhibit B to be filed for the Trust pursuant to Section 3810(a) of the Business Trust Statute.

                  "Certificate Register" and "Certificate Registrar" shall mean the register maintained and the registrar appointed pursuant to Section 3.4.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

                  "Corporate Trust Office" shall mean, with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001,
Attention: Corporate Trust Administration, or at such other address as the Owner Trustee may designate by notice to the Certificateholders, the Insurer and the Sponsor, or the principal corporate trust office of any successor Owner Trustee (the address of which the successor owner trustee will notify the Certificateholders, the Insurer and the Sponsor).

                  "Definitive Certificates" shall mean Certificates issued in certificated, fully registered form.

                  "ERISA" shall have the meaning assigned to such term in
Section 3.9.

                  "Expenses" shall have the meaning assigned to such term in
Section 8.2.

                  "Holder" or "Certificateholder" shall mean the Person in whose name a Certificate is registered on the Certificate Register.

                  "Indemnification Agreement" shall mean the Indemnification Agreement dated as of May 27, 1999 among the Insurer, Bear Stearns & Co. Inc. and Lehman Brothers Inc.

                  "Indemnified Parties" shall have the meaning assigned to such term in Section 8.2.

                  "Indenture" shall mean the Indenture dated as of May 1, 1999, between the Issuer and Bankers Trust Company of California, N.A., as Indenture Trustee, as the same may be amended and supplemented from time to time.

                  "Indenture Trustee" shall mean, initially Bankers Trust Company of California, N.A., in its capacity as indenture trustee, including its successors in interest, until and unless a successor Person shall have become the Indenture Trustee pursuant to the Sale and Servicing Agreement and thereafter "Indenture Trustee" shall mean such successor Person.

                  "Instructing Party" shall have the meaning assigned to such term in Section 6.3.

                  "Insurance Agreement" shall mean the Insurance and Indemnity Agreement dated as of May 27, 1999 among the Insurer, the Sponsor, the Issuer, Advanta Holding Trust 1999-A, the Master Servicer and the Indenture Trustee.

                  "Insurer" shall mean Ambac Assurance Corporation, or its successor in interest.

                  "Issuer" shall mean Advanta Revolving Home Equity Loan Trust 1999-A.

                  "Majority Certificateholder" shall mean more than 50% by principal amount of the Certificateholders.

                  "Master Servicer" shall mean Advanta Mortgage Corp. USA, a Delaware corporation.

                  "Notes" shall mean any one of the Notes issued pursuant to the Indenture.

                  "Noteholders" shall mean the Holder of a Note.

                  "Operative Documents" shall mean this Agreement, the Certificate of Trust, the Sale and Servicing Agreement, the Indemnification Agreement, the Insurance Agreement, the Indenture, the AMHC Guaranty to the Underwriter and the Issuer, the AMHC Guaranty to the

Insurer and the Issuer, the Purchase Agreement and the other documents and certificates delivered in connection therewith.

                  "Originators" shall mean Advanta National Bank and Advanta Finance Corp.

                  "Owner Trust Estate" shall mean all right, title and interest of the Trust in and to the property and rights assigned to the Trust pursuant to
Article II of the Sale and Servicing Agreement, all funds on deposit from time to time in the Trust Accounts and the Certificate Account and all other property of the Trust from time to time, including any rights of the Owner Trustee and the Trust pursuant to the Sale and Servicing Agreement.

                  "Owner Trustee" shall mean Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as owner trustee under this Agreement, and any successor Owner Trustee hereunder.

                  "Policy" shall mean the certificate guaranty insurance policy with respect to the Notes, dated May 27, 1999, issued by the Insurer to the Indenture Trustee for the benefit of the Noteholders.

                  "Record Date" shall mean with respect to any Payment Date, (i) in the case of the Certificates the close of business on the last Business Day immediately preceding such Payment Date and (ii) in the case of the Notes as defined in the Indenture.

                  "Sale and Servicing Agreement" shall mean the Sale and Servicing Agreement among Advanta Holding Trust 1999-A, Advanta Revolving Home Equity Loan Trust 1999-A, as Issuer, the Sponsor, Advanta Mortgage Corp. USA, as Master Servicer, and the Indenture Trustee, dated as of May 1, 1999, as the same may be amended and supplemented from time to time.

                  "Secretary of State" shall mean the Secretary of State of the State of Delaware.

                  "Security Majority" means a majority by principal amount of the Noteholders so long as the Notes are outstanding and a majority by principal amount of the Certificateholders thereafter.

                  "Sponsor" shall mean Advanta Mortgage Conduit Services, Inc. in its capacity as Sponsor hereunder.

                  "Treasury Regulations" shall mean regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

                  "Trust" shall mean the trust established by this Agreement.

                  "Trust Accounts" shall have the meaning ascribed thereto in the Sale and Servicing Agreement.


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
         SECTION 1.2 Other Definitional Provisions. (a) Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Sale and Servicing Agreement or, if not defined therein, in the Indenture.

         (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of this Agreement or any such certificate or other document, as applicable. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

         (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

         (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

         SECTION 1.3 Action by or Consent of Noteholders and Certificateholders. Whenever any provision of this Agreement refers to action to be taken, or consented to, by Noteholders or Certificateholders, such provision shall be deemed to refer to the Certificateholder or Noteholder, as the case may be, of record as of the Record Date immediately preceding the date on which such action is to be taken, or consent given, by Noteholders or Certificateholders. Solely for the purposes of any action to be taken, or consented to, by Noteholders or Certificateholders, any Note or Certificate registered in the name of the Sponsor or any Affiliate thereof shall be deemed not to be outstanding; provided, however that, solely for the purpose of determining whether the Indenture Trustee is entitled to rely upon any such action or consent, only Notes or Certificates which the Owner Trustee, or the Indenture Trustee, respectively, knows to be so owned shall be so disregarded.


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
                                  ARTICLE II.

                                  Organization

         SECTION 2.1 Names. There is hereby formed a trust to be known as "Advanta Holding Trust 1999-A," in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

         SECTION 2.2 Office. The office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address as the Owner Trustee may designate by written notice to the Certificateholders, the Insurer and the Sponsor.

         SECTION 2.3 Purposes and Powers. The purpose of the Trust is, and the Trust shall have the power and authority, to engage in the following activities:

                  (i) to issue the Certificates pursuant to this Agreement;

                  (ii) with the proceeds of the sale of the Notes by Advanta Revolving Home Equity Loan Trust 1999-A, to pay the organizational, start-up and transactional expenses of the Trust;

                  (iii) to assign, grant, transfer and convey the Owner Trust Estate to the Advanta Revolving Home Equity Loan Trust 1999-A and to hold, manage and distribute to the Certificateholders pursuant to the terms of this Agreement such distributions as the Trust may receive pursuant to its beneficial interest in Advanta Revolving Home Equity Loan Trust 1999-A;

                  (iv) to enter into and perform its obligations under the Operative Documents to which it is a party;

                  (v) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

                  (vi) subject to compliance with the Operative Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions to the Certificateholders.

The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the Operative Documents.

         SECTION 2.4 Appointment of Owner Trustee. The Sponsor hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein and in the Business Trust Statute.

         SECTION 2.5 Initial Capital Contribution of Trust Estate. The Sponsor hereby sells, assigns, transfers, conveys and sets over to the Owner Trustee, as of the date hereof, the sum of


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
$1. The Owner Trustee hereby acknowledges receipt in trust from the Sponsor, as of the date hereof, of the foregoing contribution, which shall constitute the initial Owner Trust Estate and shall be deposited Certificate Account. On or prior to the Closing Date, the Owner Trustee will also, upon receipt thereof, acknowledge on behalf of the Trust receipt of the Mortgage Loans pursuant to the Sale and Servicing Agreement. The Sponsor shall pay organizational expenses of the Trust as they may arise.

         SECTION 2.6 Declaration of Trust. The Owner Trustee hereby declares that it will hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the obligations of the Trust under the Operative Documents. It is the intention of the parties hereto that the Trust constitute a business trust under the Business Trust Statute and that this Agreement constitute the governing instrument of such business trust. It is the intention of the parties hereto that, solely for tax purposes, the Trust shall elect on Internal Revenue Service Form 8832 within 75 days of its formation to be classified as an association (and thus as a corporation pursuant to Section 301.7701-2(b)(2) of the regulations promulgated under the Code). The Trust shall file or cause to be filed any additional forms or documents as may be required to make such election under applicable federal, state and local law. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and to the extent not inconsistent herewith, in the Business Trust Statute with respect to accomplishing the purposes of the Trust. The Owner Trustee shall file the Certificate of Trust with the Secretary of State.

         SECTION 2.7 Liability. No Holder shall have any personal liability for any liability or obligation of the Trust.

         SECTION 2.8 Title to Trust Property. (a) Legal title to all of the Owner Trust Estate shall be vested at all times in the Trust during the time that such Owner Trust Estate is owned by the Trust, as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

         (b) The Holders shall not have legal title to any part of the Trust Property. The Holders shall be entitled to receive distributions with respect to their undivided ownership interest therein only in accordance with Article IX. No transfer, by operation of law or otherwise, of any right, title or interest by any Certificateholder of its ownership interest in the Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Property.

         SECTION 2.9 Situs of Trust. The Trust will be located and administered in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of New York. Payments will be received by the Trust only in Delaware or New York and payments will be made by the Trust only from Delaware or New York. The Trust shall not have any employees in any state other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee, the Master Servicer or any agent of the Trust from having employees within or without the State of Delaware. The only office of the Trust will be at the Corporate Trust Office in Delaware.


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
         SECTION 2.10 Representations and Warranties of the Sponsor. The Sponsor makes the following representations and warranties on which the Owner Trustee relies in accepting the Owner Trust Estate in trust and issuing the Certificates and upon which the Insurer relies in issuing the Policy.

         (a) The Sponsor is duly organized and validly existing as a Delaware corporation with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted and is proposed to be conducted pursuant to this Agreement and the Operative Documents;

         (b) It is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of its property, the conduct of its business and the performance of its obligations under this Agreement and the Operative Documents requires such qualification;

         (c) The Sponsor has the corporate power and authority to execute and deliver this Agreement and to carry out its terms; the Sponsor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trust and the Sponsor has duly authorized such sale and assignment and deposit to the Trust by all necessary corporate action; and the execution, delivery and performance of this Agreement has been duly authorized by the Sponsor by all necessary corporate action. The Sponsor has duly executed this Agreement and this Agreement constitutes a legal, valid and binding obligation of the Sponsor enforceable against the Sponsor, in accordance with its terms.

         (d) To the best knowledge of the Sponsor, no consent, license, approval or authorization or registration or declaration with, any Person or with any governmental authority, bureau or agency is required in connection with the execution, delivery or performance of this Agreement and the Operative Documents, except for such as have been obtained, effected or made;

         (e) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of the Sponsor, or any material indenture, agreement or other instrument to which the Sponsor is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Operative Documents); nor violate any law or, to the best of the Sponsor's knowledge, any order, rule or regulation applicable to the Sponsor of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Sponsor or its properties; and

         (f) There are no proceedings or investigations pending or, to its knowledge threatened against it before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over it or its properties (A) asserting the invalidity of this Agreement or any of the Operative Documents, (B) seeking to prevent the issuance of the Certificates or the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the Operative Documents, (C) seeking any determination or ruling that might materially and adversely affect its performance of its obligations under, or the validity or enforceability of, this Agreement or any of the Operative Documents, or (D) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Notes or the Certificates.

         SECTION 2.11 Covenants of the Sponsor. The Sponsor agrees and covenants for the benefit of each Certificateholder, the Insurer and the Owner Trustee, during the term of this Agreement, and to the fullest extent permitted by applicable law, that:

         (a) it shall not create, incur or suffer to exist any indebtedness or engage in any business, except, in each case, as permitted by its certificate of incorporation and the Operative Documents;

         (b) it shall not, for any reason, institute proceedings for the Trust to be adjudicated a bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Trust, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to the bankruptcy of the Trust, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trust or a substantial part of the property of the Trust or cause or permit the Trust to make any assignment for the benefit of creditors, or admit in writing the inability of the Trust to pay its debts generally as they become due, or declare or effect a moratorium on the debt of the Trust or take any action in furtherance of any such action;

         (c) it shall obtain from each counterparty to each Operative Document to which it or the Trust is a party and each other agreement entered into on or after the date hereof to which it or the Trust is a party, an agreement by each such counterparty that prior to the occurrence of the event specified in Section 9.1(e) such counterparty shall not institute against, or join any other Person in instituting against, it or the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States; and

         (d) it shall not, for any reason, withdraw or attempt to withdraw from this Agreement, dissolve, institute proceedings for it to be adjudicated a bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of it or a substantial part of its property, or make any assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due, or declare or effect a moratorium on its debt or take any action in furtherance of any such action.

         SECTION 2.12 Covenants of the Certificateholders. Each
Certificateholder agrees:

         (a) to be bound by the terms and conditions of the Certificates and of this Agreement, including any supplements or amendments hereto and to perform the obligations of a Certificateholder as set forth therein or herein, in all respects as if it were a signatory hereto.


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
This undertaking is made for the benefit of the Trust, the Owner Trustee, the Insurer and all other Certificateholders present and future;

         (b) to hereby appoint the Sponsor as such Certificateholder's agent and attorney-in-fact to sign all corporate, federal, state and local income or franchise tax returns filed on behalf of the Trust, and agree that, if requested by the Trust, it will sign such tax returns on behalf of the Trust. Each Certificateholder also hereby agrees that in its tax returns it will not take any position inconsistent with those taken in any tax returns that may be filed by the Trust;

         (c) if such Certificateholder is other than an individual or other entity holding its Certificate through a broker who reports securities sales on Form 1099-B, to notify the Owner Trustee of any transfer by it of a Certificate in a taxable sale or exchange, within 30 days of the date of the transfer; and

         (d) until the completion of the events specified in Section 9.1(e), not to, for any reason, institute proceedings for the Trust or the Sponsor to be adjudicated a bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Trust, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Sponsor or the Trust or a substantial part of its property, or cause or permit the Sponsor or the Trust to make any assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or declare or effect a moratorium on its debt or take any action in furtherance of any such action.

                  Except as provided in Section 2.13, and notwithstanding any other provision to the contrary in this Agreement, no Certificateholder shall be deemed to have adopted, be bound by, or succeed in any way to any representation by, or duty of indemnification by or any other duty of, the Sponsor, including those contained in Sections 2.10, 2.11, 2.12, 8.2 or elsewhere herein.

         SECTION 2.13 Investment Company. Neither the Sponsor nor any Holders shall take any action that would cause the Trust to become an "investment company" required to register under the Investment Company Act of 1940, as amended.

                                  ARTICLE III.

                     Certificates and Transfer of Interests

         SECTION 3.1 Initial Ownership. Upon the formation of the Trust by the contribution by the Sponsor pursuant to Section 2.5, the Owner Trustee, contemporaneously therewith, having full power, authority, and authorization to do so, has executed, authenticated, dated, issued, and delivered, in the name and on behalf of the Trust, to the Originators, one or more Certificates, representing in the aggregate a 100% interest in the Trust, and has registered such Certificates on the Certificate Register in the names of Advanta National Bank and Advanta Finance Residual Corp. The Originators shall be the sole beneficiaries of the Trust. Such Certificates are duly authorized, validly issued, and entitled to the benefits of this Agreement. For so long as the Originators shall own such 100% interest in the Trust, the Originators shall be the sole beneficial owners of the Trust. For so long as any Notes remain outstanding, the Originators shall not transfer their ownership interest in the Trust, in whole or in part, without the Insurer's prior written consent.

         SECTION 3.2 The Certificates. The Certificates shall be issued in denominations of $1,000 and integral multiples of $1000 in excess thereof. The Certificates shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Owner Trustee. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefit of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of authentication and delivery of such Certificates. A transferee of a Certificate shall become a Certificateholder, and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder, upon due registration of such Certificate in such transferee's name pursuant to Section 3.4.

         SECTION 3.3 Authentication of Certificates. Concurrently with the initial sale of the Mortgage Loans to the Trust pursuant to the Sale and Servicing Agreement, the Owner Trustee shall cause each Certificate to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Sponsor, signed by its chairman of the board, its president or any vice president, its treasurer or any assistant treasurer without further corporate action by the Sponsor, in authorized denominations. No Certificate shall entitle its holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by the Owner Trustee, by manual signature; such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. The Trust shall not issue any other Certificates without the prior written consent of the Insurer.

         SECTION 3.4 Registration of Transfer and Exchange of Certificates. The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.8, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Owner Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Owner Trustee shall be the initial Certificate Registrar.

         SECTION 3.5 Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there shall be delivered to the Certificate Registrar, the Owner Trustee and the Insurer such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, the Owner Trustee on behalf of the Trust shall execute and the Owner Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like class, tenor and denomination. In connection with the issuance of any new Certificate under this Section, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         SECTION 3.6 Persons Deemed Certificateholders. Every Person by virtue of becoming a Certificateholder in accordance with this Agreement and the rules and regulations of the Certificate Registrar shall be deemed to be bound by the terms of this Agreement. Prior to due presentation of a Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar and the Insurer and any agent of the Owner Trustee, the Certificate Registrar and the Insurer, may treat the Person in whose name any Certificate shall be registered in the Certificate Register as the owner of such Certificate for the purpose of receiving distributions pursuant to the Sale and Servicing Agreement and the Indenture and for all other purposes whatsoever, and none of the Owner Trustee, the Certificate Registrar or the Insurer nor any agent of the Owner Trustee, the Certificate Registrar or the Insurer shall be bound by any notice to the contrary.

         SECTION 3.7 Access to List of Certificateholders' Names and Addresses. The Owner Trustee shall furnish or cause to be furnished to the Master Servicer, the Sponsor or the Insurer, within 15 days after receipt by the Owner Trustee of a request therefor from such Person in writing, a list, of the names and addresses of the Certificateholders as of the most recent Record Date. If three or more Holders of Certificates or one or more Holders of Certificates evidencing not less than 25% by Percentage Interest apply in writing to the Owner Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Owner Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Certificateholders. Each Holder, by receiving and holding a Certificate, shall be deemed to have agreed not to hold any of the Sponsor, the Master Servicer, the Owner Trustee or the Insurer or any agent thereof accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

         SECTION 3.8 Maintenance of Office or Agency. The Owner Trustee shall maintain in Wilmington, Delaware an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Certificates and the Operative Documents may be served. The Owner Trustee initially designates its Corporate Trust Office for such purposes. The Owner Trustee shall give prompt written notice to the Sponsor, the Certificateholders and the Insurer of any change in the location of the Certificate Register or any such office or agency.

         SECTION 3.9 ERISA. The Certificates may not be acquired by or for the account of (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to the provisions of Title I of ERISA, (ii) a plan (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code, or
(iii) any person acting on behalf of or using the assets of a plan described in
(i) or (ii) above (each, a "Benefit Plan Investor"). By accepting and holding its beneficial ownership interest in its Certificate, the Holder thereof shall be deemed to have represented and warranted that it is not a Benefit Plan Investor.

         SECTION 3.10 Restrictions on Transfer of Certificates. (a) The Certificates shall be assigned, transferred, exchanged, pledged, financed, hypothecated or otherwise conveyed (collectively, for purposes of this Section
3.10 and any other Section referring to the Certificates, "transferred" or a "transfer") only in accordance with this Section 3.10.

         (b) No transfer of a Certificate shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. Except for the initial issuance of the Certificates to the Originators, the Owner Trustee shall require (i) the transferee to execute an investment letter acceptable to and in form and substance satisfactory to the Owner Trustee and the Insurer certifying to the Owner Trustee and the Insurer the facts surrounding such transfer, which investment letter shall not be an expense of the Owner Trustee or the Insurer, or (ii) if the investment letter is not delivered, a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Owner Trustee, the Insurer and the Sponsor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor from said Act or is being made pursuant to said Act, which Opinion of Counsel shall not be an expense of the Owner Trustee, the Insurer or the Sponsor. The Holder of a Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Sponsor, the Owner Trustee and the Insurer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         (c) The Certificates and any interest therein shall not be transferred except upon satisfaction of the following conditions precedent: (i) the Person that acquires a Certificate shall (A) be organized and existing under the laws of the United States of America or any state thereof or the District of Columbia; (B) expressly assume, by an agreement supplemental hereto, executed and delivered to the Owner Trustee, the performance of every covenant and obligation of the Sponsor hereunder except for the covenants and obligations contained in Sections 2.1, 2.2, 2.3, 2.4, 3.3 and 3.4 of the Sale and Servicing Agreement, Section 7.1 of the Indenture and under the Credit Line Agreements and the Mortgage Notes; (ii) the person that acquires a Certificate shall deliver to the Owner Trustee and the Insurer an Officer's Certificate stating that such transfer and such supplemental agreement comply with this Section 3.10 and that all conditions precedent provided by this Section 3.10 have been complied with and an Opinion of Counsel stating that such transfer and such supplemental agreement comply with this Section 3.10 and that all conditions precedent provided by this Section 3.10 have been complied with, and the Owner Trustee may conclusively rely on such Officer's Certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying; (iii) the person that acquires a Certificate shall deliver to the Owner Trustee and the Insurer a letter from each Rating Agency confirming that its rating of the Notes, after giving effect to such transfer, will not be reduced or withdrawn without regard to the Policies; (iv) the person that acquires a Certificate shall deliver to the Owner Trustee and the Insurer an Opinion of Counsel to the effect that (a) such transfer will not adversely affect the treatment of the Notes after such transfer as debt for federal and applicable state income tax purposes, (b) such transfer will not result in the Advanta Revolving Home Equity Loan Trust 1999-A being subject to tax at the entity level for federal or applicable state tax purposes, (c) such transfer will not have any material adverse impact on the federal or applicable state income taxation of a Noteholder and (d) such transfer will not result in the arrangement created by this Agreement or any "portion" of the Advanta Revolving Home Equity Loan Trust 1999-A, being treated as a taxable mortgage pool as defined in Section 7701(i) of the Code; (v) all filings and other actions necessary to continue the perfection of the interest of the Trust in the Mortgage Loans and the other property conveyed hereunder shall have been taken or made and (vi) the prior written consent of Insurer has been obtained. Notwithstanding the foregoing, the requirement set forth in subclause (i)(A) of this Section 3.10 shall not apply in the event the Owner Trustee and the Insurer shall have received a letter from each Rating Agency confirming that its rating of the Notes, after giving effect to a proposed transfer to a Person that does not meet the requirement set forth in subclause (i)(A), shall not be reduced or withdrawn without regard to the Policy. Notwithstanding the foregoing, the requirements set forth in this paragraph (c) shall not apply to the initial issuance of the Certificates to the Originators.

         (d) Except for the initial issuance of the Certificates to the Originators, no transfer of a Certificate shall be made unless the Owner Trustee and the Insurer shall have received a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Owner Trustee and the Insurer, to the effect that such transferee is not a Benefit Plan Investor, which representation letter shall not be an expense of the Owner Trustee.

         (e) No transfer or pledge of the Certificates shall result in more than 98 other holders of Certificates.

         SECTION 3.11 Acceptance of Obligations. The Sponsor agrees to be bound by and to perform all the duties of the Sponsor set forth in this Agreement.

         SECTION 3.12 Payments on Certificates. The Holders of the Certificates will be entitled to distributions on each Payment Date, as provided in the Indenture.

                                  ARTICLE IV.

                         Voting Rights and Other Actions

         SECTION 4.1 Prior Notice to Holders with Respect to Certain Matters. With respect to the following matters, the Owner Trustee shall not take action unless at least 30 days before the taking of such action, the Owner Trustee shall have notified the Certificateholders and the Insurer in writing of the proposed action and (i) the Insurer shall have consented in writing thereto and
(ii) the Certificateholders shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Certificateholders have withheld consent or, with the written consent of the Insurer, provided alternative direction:

         (a) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Business Trust Statute or unless such amendment would not materially and adversely affect the interests of the Holders);

         (b) the amendment of any Operative Document;

         (c) the appointment pursuant to the Indenture of a successor Note Registrar, Paying Agent or Indenture Trustee or, pursuant to this Trust Agreement, of a successor Certificate

Registrar or the consent to the assignment of the Note Registrar, Paying Agent, Indenture Trustee or Certificate Registrar of its obligations under the Indenture or this Trust Agreement, as applicable;

         (d) the consent to the calling or waiver of any default under any Operative Document;

         (e) the consent to the assignment by the Indenture Trustee or Servicer of their respective obligations under any Operative Document;

         (f) perform any act that conflicts with any other Operative Document;

         (g) perform any act which would make it impossible to carry on the ordinary business of the Trust described in Section 2.3 hereof;

         (h) confess a judgment against the Trust;

         (i) possess Trust assets or assign the Trust's right to property for other than a Trust purpose;

         (j) cause the Trust to lend any funds to any entity; or

         (k) change the Trust's purpose and powers from those enumerated in this Trust Agreement.

The Owner Trustee shall notify the Certificateholders and the Insurer in writing of any appointment of a successor Note Registrar, or Certificate Registrar within five Business Days thereof.

                  In addition, the Owner Trustee shall not (i) cause the Trust to merge or consolidate with or into any other entity, or convey or transfer all or substantially all of the Trust's assets to any other entity; (ii) cause the Trust to incur, assume or guaranty any indebtedness other than as set forth in this Trust Agreement; or (iii) except as provided in Article IX hereof, dissolve, terminate or liquidate the Trust in whole or in part.

         SECTION 4.2 Action by Certificateholders with Respect to Certain Matters. (a) The Owner Trustee shall not have the power, except upon the written direction of the Insurer or in the event that an Insurer Default shall have occurred and is continuing, the Security Majority in accordance with the Operative Documents, to (i) remove the Master Servicer under the Sale and Servicing Agreement; (ii) except as expressly provided in the Operative Documents, sell the Mortgage Loans after the termination of the Indenture; (iii) institute proceedings to have the Trust declared or adjudicated to be bankrupt or insolvent, (iv) consent to the institution of bankruptcy or insolvency proceedings against the Trust, (v) file a petition or consent to a petition seeking reorganization or relief on behalf of the Trust under any applicable federal or state law relating to bankruptcy, (vi) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or any similar official) of the Trust or a substantial portion of the property of the Trust,
(vii) make any assignment for the benefit of the Trust's creditors, (viii) cause the Trust to admit in writing its inability to pay its debts generally as they become due, (ix) take any action or cause the Trust to take any action, in furtherance of any of the foregoing clauses (iii) through (ix) (any of such clauses, a "Bankruptcy Action"). So long as the Indenture and the Insurance Agreement remain in effect, no Certificateholder shall have the power to take, and shall not take, any Bankruptcy Action with respect to the Trust or direct the Owner Trustee to take any Bankruptcy Action with respect to the Trust. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Insurer or the Securityholders, as the case may be, and the furnishing of indemnification satisfactory to the Owner Trustee by the Certificateholders.

         (b) Upon the written request of any Certificateholder (a "Proposer"), the Owner Trustee shall distribute promptly to all Certificateholders any request for action or consent of Certificateholders submitted by such Proposer. The Owner Trustee shall provide a reasonable method for collecting responses to such request and shall tabulate and report the results thereof to the Certificateholders and the Sponsor. The Owner Trustee shall have no responsibility or duty to determine if any such proposed action or consent is permitted under the terms of this Agreement or applicable law.

         SECTION 4.3 Action by Certificateholders with Respect to Bankruptcy. Until one year and one day following the day on which the Notes have been paid in full, the Owner Trustee shall not have the power to, and shall not commence any proceeding or other actions contemplated by Section 2.12(b) relating to the Trust without the prior written consent of the Insurer (unless an Insurer Default shall have occurred and is continuing) or the Security Majority upon an Insurer Default. Until one year and one day following the day on which the Notes have been paid in full, all amounts due to the Insurer under the Insurance Agreement have been paid in full, the Policies have terminated and the Indenture Trustee has surrendered the Policies to the Insurer, the Owner Trustee shall not have the power to, and shall not, commence any proceeding or other actions contemplated by Section 2.12(b) relating to the Trust without the prior written consent of all of the Certificateholders and the delivery to the Owner Trustee by each such Certificateholder of a certificate certifying that such Certificateholder reasonably believes that the Trust is insolvent.

         SECTION 4.4 Restrictions on Certificateholders' Power. (a) The Certificateholders shall not direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the Operative Documents or would be contrary to Section 2.3 or otherwise contrary to law nor shall the Owner Trustee be obligated to follow any such direction, if given.

         (b) No Certificateholder (other than the Originators) shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action, or proceeding in equity or at law upon or under or with respect to this Agreement or any Operative Document, unless the Certificateholders are the Instructing Party pursuant to Section 6.3 and unless a Certificateholder previously shall have given to the Owner Trustee a written notice of default and of the continuance thereof, as provided in this Agreement, and also unless Certificateholders evidencing not less than 25% by Percentage Interest shall have made written request upon the Owner Trustee to institute such action, suit or proceeding in its own name as Owner Trustee under this Agreement and shall have offered to the Owner Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the

Owner Trustee, for 30 days after its receipt of such notice, request, and offer of indemnity, shall have neglected or refused to institute any such action, suit, or proceeding, and during such 30-day period no request or waiver inconsistent with such written request has been given to the Owner Trustee pursuant to and in compliance with this Section or Section 6.3; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Owner Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb, or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner provided in this Agreement and for the equal, ratable, and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 4.4, each and every Certificateholder and the Owner Trustee shall be entitled to such relief as can be given either at law or in equity.

         SECTION 4.5 Majority Control. No Certificateholder shall have any right to vote or in any manner otherwise control the operation and management of the Trust except as expressly provided in this Agreement. Except as expressly provided herein, any action that may be taken by the Certificateholders under this Agreement may be taken by the Holders of Certificates evidencing not less than a majority interest in the Trust. Except as expressly provided herein, any written notice of the Certificateholders delivered pursuant to this Agreement shall be effective if signed by Certificateholders evidencing not less than a majority interest in the Trust at the time of the delivery of such notice.

         SECTION 4.6 Rights of Insurer. Notwithstanding anything to the contrary in the Operative Documents, without the prior written consent of the Insurer (or if an Insurer Default shall have occurred and is continuing, the Security Majority) the Owner Trustee shall not (i) remove the Master Servicer, (ii) initiate any claim, suit or proceeding by the Trust or compromise any claim, suit or proceeding brought by or against the Trust, other than with respect to the enforcement of any Mortgage Loan or any rights of the Trust thereunder,
(iii) authorize the merger or consolidation of the Trust with or into any other business trust or other entity (other than in accordance with Section 3.10 of the Indenture), (iv) amend the Certificate of Trust or (v) amend this Agreement in accordance with Section 11.1 of this Agreement.

         SECTION 4.7 Separateness. The Trust shall (i) not commingle its assets with those of any other entity; (ii) maintain its financial and accounting books and records separate from those of any other entity; (iii) maintain appropriate minutes or other records of all appropriate actions and maintain books and records separate from any other entity; (iv) conduct its own business in its own name; (v) except as expressly set forth herein, pay its indebtedness, operating expenses and liabilities from its own funds; (vi) enter into transactions with affiliates only on terms that are commercially reasonable and on the same terms as would be available in an arm's length transaction; (vii) not pay the indebtedness, operating expenses and liabilities of any other entity; (viii) not hold out its credit as being available to satisfy the obligation of any other entity; (ix) not make loans to any other entity or buy or hold evidence of indebtedness issued by any other entity (except for cash and investment-grade securities); (x) use separate stationery, invoices, and checks bearing its own name; (xi) allocate fairly and reasonably any overhead expenses that are shared with an affiliate, including paying for office space and services performed by any employee of any affiliate; (xii) not identify itself as a division of any other entity; (xiii) hold itself out as a separate identity; and (xiv) maintain adequate capital in light of its contemplated business operation.

                                   ARTICLE V.

                                 Certain Duties

         SECTION 5.1 Accounting and Records to the Noteholders, Certificateholders, the Internal Revenue Service and Others. Subject to Sections 5.1(b)(iii) and 5.1(c) of the Sale and Servicing Agreement, the Sponsor shall
(a) maintain (or cause to be maintained) the books of the Trust on a calendar year basis on the accrual method of accounting, (b) deliver (or cause to be delivered) to each Certificateholder, as may be required by the Code and applicable Treasury Regulations, such information as may be required to enable each Certificateholder to prepare its Federal and state income tax returns, (c) file or cause to be filed such tax returns relating to the Trust (including a corporate return, Form 1120), and direct the Owner Trustee or the Master Servicer, as the case may be, to make such elections and file such forms as may from time to time be required or appropriate under any applicable state or Federal statute or rule or regulation thereunder given the Trust's characterization as a corporation, or if applicable, as a partnership, for Federal income tax purposes and (d) collect or cause to be collected any withholding tax as described in and in accordance with Section 5.1(b)(ii) of the Sale and Servicing Agreement with respect to income or distributions to Certificateholders and the appropriate forms relating thereto. The Owner Trustee or the Master Servicer, as the case may be, shall make all elections pursuant to this Section as directed in writing by the Sponsor. The Owner Trustee shall sign all tax information returns presented to it in final execution form, if any, filed pursuant to this Section 5.1 and any other returns as may be required by law, and in doing so shall rely entirely upon, and shall have no liability for information provided by, or calculations provided by, the Sponsor or the Master Servicer. The Owner Trustee shall elect under Section 1278 of the Code on behalf of the Trust to include in income currently any market discount that accrues with respect to the Mortgage Loans.

                                  ARTICLE VI.

                      Authority and Duties of Owner Trustee

         SECTION 6.1 General Authority. The Owner Trustee is authorized and directed to execute and deliver the Operative Documents to which the Trust is named as a party and each certificate or other document attached as an exhibit to or contemplated by the Operative Documents to which the Trust is named as a party and any amendment thereto, in each case, in such form as the Sponsor shall approve as evidenced conclusively by the Owner Trustee's execution thereof, and on behalf of the Trust, to direct the Indenture Trustee to authenticate and deliver Notes in the aggregate principal amount of $100,000,000. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Trust pursuant to the Operative Documents. The Owner Trustee is further authorized from time to time to take such action as the Instructing Party recommends with respect to the Operative Documents so long as such activities are consistent with the terms of the Operative Documents.

         SECTION 6.2 General Duties. It shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and to administer the Trust in the interest of the Holders, subject to the Operative Documents and in accordance with the provisions of this Agreement. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Operative Documents to the extent the Master Servicer has agreed in the Sale and Servicing Agreement to perform any act or to discharge any duty of the Trust or the Owner Trustee hereunder or under any Operative Document, and the Owner Trustee shall not be liable for the default or failure of the Master Servicer to carry out its obligations under the Sale and Servicing Agreement.

         SECTION 6.3 Action upon Instruction. (a) Subject to Article IV, the Insurer (so long as an Insurer Default shall not have occurred and be continuing) or the Certificateholders (if an Insurer Default shall have occurred and be continuing) (the "Instructing Party") shall have the exclusive right to direct the actions of the Owner Trustee in the management of the Trust, so long as such instructions are not inconsistent with the express terms set forth herein or in any Operative Document. The Instructing Party shall not instruct the Owner Trustee in a manner inconsistent with this Agreement or the Operative Documents.

         (b) The Owner Trustee shall not be required to take any action hereunder or under any Operative Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Operative Document or is otherwise contrary to law.

         (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any Operative Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Instructing Party requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Instructing Party received, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Operative Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

         (d) In the event that the Owner Trustee is unsure as to the application of any provision of this Agreement or any Operative Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Instructing Party requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable, on account of such action or inaction, to any

Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Operative Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

         Section 6.4 No Duties Except as Specified in this Agreement or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 6.3; and no implied duties or obligations shall be read into this Agreement or any Operative Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Commission filing for the Trust or to record this Agreement or any Operative Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any Liens on any part of the Owner Trust Estate that result from actions by, or claims against, the Owner Trustee (solely in its individual capacity) and that are not related to the ownership or the administration of the Owner Trust Estate.

         Section 6.5 No Action Except under Specified Documents or Instructions. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Owner Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the Operative Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 6.3.

         Section 6.6 Restrictions. The Owner Trustee shall not take any action that is inconsistent with the purposes of the Trust set forth in Section 2.3. The Certificateholders shall not direct the Owner Trustee to take action that would violate the provisions of this Section.

                                  ARTICLE VII.

                          Concerning the Owner Trustee

         Section 7.1 Acceptance of Trust and Duties. The Owner Trustee accepts the trust hereby created and agrees to perform its duties hereunder with respect to such trust but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all monies actually received by it constituting part of the Owner Trust Estate upon the terms of the Operative Documents and this Agreement. The Owner Trustee shall not be answerable or accountable hereunder or under any Operative Document under any circumstances, except (i) for its own willful misconduct, bad faith or gross negligence, (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.3 expressly made by the Owner Trustee in its individual capacity, (iii) for liabilities arising from the failure of the Owner Trustee to perform obligations expressly undertaken by it in the last sentence of Section 6.4 hereof, (iv) for any investments issued by the Owner Trustee or any branch or affiliate thereof in its commercial capacity or (v) for taxes, fees or other charges on, based on or measured by, any fees, commissions or compensation received by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

         (a) the Owner Trustee shall not be liable for any error of judgment, not constituting gross negligence, made by a Responsible Officer of the Owner Trustee;

         (b) the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it if such action or omission is in accordance with the instructions of the Instructing Party, the Sponsor, the Master Servicer or any Certificateholder pursuant to the terms hereof;

         (c) no provision of this Agreement or any Operative Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any Operative Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

         (d) under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Operative Documents, including the principal of and interest on the Notes;

         (e) the Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Sponsor or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate or for or in respect of the validity or sufficiency of the Operative Documents, other than the certificate of authentication on the Certificates, and the Owner Trustee shall in no event assume or incur any liability, duty or obligation to the Sponsor, the Insurer, Indenture Trustee, any Certificateholder, other than as expressly provided for herein and in the Operative Documents;

         (f) the Owner Trustee shall not be liable for the default or misconduct of the Sponsor, the Insurer, the Indenture Trustee, or the Master Servicer under any of the Operative Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the obligations under this Agreement or the Operative Documents that are required to be performed by the Sponsor under this Agreement, by the Indenture Trustee under the Indenture or the Master Servicer under the Sale and Servicing Agreement; and

         (g) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Operative Document, at the request, order or direction of the Instructing Party or any of the Certificateholders, unless such Instructing Party or Certificateholders have offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any Operative Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its negligence, bad faith or willful misconduct in the performance of any such act.

         Section 7.2 Furnishing of Documents. The Owner Trustee shall furnish to the Certificateholders promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Operative Documents.

         Section 7.3 Representations and Warranties. The Owner Trustee hereby represents and warrants, in its individual capacity, to the Sponsor and the Holders (which shall have relied on such representations and warranties in issuing the Policy), that:

         (a) It is a Delaware banking corporation, duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

         (b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

         (c) Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware state law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

         Section 7.4 Reliance; Advice of Counsel. (a) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer, secretary or other authorized officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

         (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Operative Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and
(ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such persons and according to such opinion not contrary to this Agreement or any Operative Document.

         Section 7.5 Not Acting in Individual Capacity. Except as provided in this Agreement, in accepting the trusts hereby created Wilmington Trust Company acts solely as Owner Trustee hereunder and not in its individual capacity and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Operative Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

         Section 7.6 Owner Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates (other than the signature and countersignature of the Owner Trustee on the Certificates) shall be taken as the statements of the Sponsor and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, of any Operative Document or of the Certificates (other than the signature and countersignature of the Owner Trustee on the Certificates) or the Notes (other than the signature of the Owner Trustee on the Notes), or of any Mortgage Loan or related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage Loan, or the perfection and priority of any security interest created by any Mortgage Loan or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Certificateholders under this Agreement or the Noteholders under the Indenture, including, without limitation: the existence, condition and ownership of any Mortgage Loan; the existence and enforceability of any insurance thereon; the existence and contents of any Mortgage Loan on any computer or other record thereof; the validity of the assignment of any Mortgage Loan to the Trust or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan; the compliance by the Sponsor, the Master Servicer or any other Person with any warranty or representation made under any Operative Document or in any related document or the accuracy of any such warranty or representation or any action of the Indenture Trustee or the Master Servicer or any Sub-Servicer taken in the name of the Owner Trustee.

         Section 7.7 Owner Trustee May Own Certificates and Notes. Subject to the provisions of Section 3.1 hereof, the Owner Trustee in its individual or any other capacity may become the owner or pledgee of Certificates or Notes and may deal with the Sponsor, the Indenture Trustee and the Master Servicer in banking transactions with the same rights as it would have if it were not Owner Trustee.

         Section 7.8 Payments from Owner Trust Estate. All payments to be made by the Owner Trustee under this Agreement or any of the Operative Documents to which the Trust or the Owner Trustee is a party shall be made only from the income and proceeds of the Owner Trust Estate and only to the extent that the Owner Trust shall have received income or proceeds from the Owner Trust Estate to make such payments in accordance with the terms hereof. Wilmington Trust Company, or any successor thereto, in its individual capacity, shall not be liable for any amounts payable under this Agreement or any of the Operative Documents to which the Trust or the Owner Trustee is a party.

         Section 7.9 Doing Business in Other Jurisdictions. Notwithstanding anything contained to the contrary, neither Wilmington Trust Company or any successor thereto, nor the Owner Trustee shall be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will, even after the appointment of a co-trustee or separate trustee in accordance with Section 10.5 hereof, (i) require the consent or approval or authorization or order of or the giving of notice to, or the registration with or the taking of any other action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware ; (ii) result in any fee, tax or other governmental charge under the laws of the State of Delaware becoming payable by Wilmington Trust Company (or any successor thereto); or (iii) subject Wilmington Trust Company (or any successor thereto) to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by Wilmington Trust Company (or any successor thereto) or the Owner Trustee, as the case may be, contemplated hereby.

                                 ARTICLE VIII.

                          Compensation of Owner Trustee

         Section 8.1 Owner Trustee's Fees and Expenses. The Owner Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between the Sponsor and the Owner Trustee, and the Owner Trustee shall be entitled to be reimbursed by the Sponsor for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder and under the Operative Documents.

         Section 8.2 Indemnification. The Sponsor shall be liable as primary obligor for, and the Master Servicer pursuant to the Sale and Servicing Agreement shall be the secondary obligor for, and shall indemnify the Owner Trustee (in its individual and trust capacities) and its officers, directors, successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may (in its trust or individual capacities) at any time be imposed on, incurred by, or asserted against the Owner Trustee or any Indemnified Party in any way relating to or arising out of this Agreement, the Operative Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee hereunder, except only that the Sponsor shall not be liable for or required to indemnify the Owner Trustee from and against Expenses arising or resulting from any of the matters described in the third sentence of Section
7.1. The indemnities contained in this Section and the rights under Section 8.1 shall survive the resignation or termination of the Owner Trustee or the termination of this Agreement. In any event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section, the Owner Trustee's choice of legal counsel shall be subject to the approval of the Sponsor which approval shall not be unreasonably withheld.

         Section 8.3 Payments to the Owner Trustee. Any amounts paid to the Owner Trustee pursuant to this Article VIII shall be deemed not to be a part of the Owner Trust Estate immediately after such payment.

         Section 8.4 Non-recourse Obligations. Notwithstanding anything in this Agreement or any Operative Document, the Owner Trustee agrees in its individual capacity and in its capacity as Owner Trustee for the Trust that all obligations of the Trust to the Owner Trustee individually or as Owner Trustee for the Trust shall be recourse to the Owner Trust Estate only and specifically shall not be recourse to the assets of any Certificateholder.

                                  ARTICLE IX.

                         Termination of Trust Agreement

         Section 9.1 Termination of Trust Agreement. (a) This Agreement and the Trust shall terminate and be of no further force or effect upon the later of (i) the maturity or other liquidation of the last Mortgage Loan (including the redemption by the Sponsor at its option of the corpus of the Trust as described in Section 10.1(b) of the Indenture) and the subsequent distribution of amounts in respect of such Mortgage Loans as provided in the Operative Documents, (ii) the payment to Certificateholders of all amounts required to be paid to them pursuant to this Agreement and the payment to the Insurer of all amounts payable or reimbursable to it pursuant to the Sale and Servicing Agreement and the Insurance Agreement and (iii) the termination of the Indenture and the Insurance Agreement; provided, however, that the rights to indemnification under Section
8.2 and the rights under Section 8.1 shall survive the termination of the Trust. The Master Servicer shall promptly notify the Owner Trustee and the Insurer of any prospective termination pursuant to this Section 9.1. The bankruptcy, liquidation, dissolution, death or incapacity of any Certificateholder shall not
(x) operate to terminate this Agreement or the Trust, nor (y) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Owner Trust Estate nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

         (b) Except as provided in clause (a), neither the Sponsor, any Originator nor any other Certificateholder shall be entitled to revoke or terminate the Trust.

         (c) Notice of any termination of the Trust, specifying the Payment Date upon which the Certificateholders shall surrender their Certificates to the Indenture Trustee for payment of the final distribution and cancellation, shall be given by the Owner Trustee by letter to Certificateholders mailed within five Business Days of receipt of notice of such redemption from the Master Servicer given pursuant to Section 10.1 of the Sale and Servicing Agreement, stating (i) the Payment Date upon or with respect to which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Indenture Trustee therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Indenture Trustee therein specified. The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Indenture Trustee at the time such notice is given to Certificateholders.

Upon presentation and surrender of the Certificates, the Indenture Trustee shall cause to be distributed to Certificateholders amounts distributable on such Payment Date pursuant to Section 8.6(b)(xi) of the Indenture.

                  In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Owner Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Any funds remaining in the Trust after exhaustion of such remedies shall be distributed, subject to applicable escheat laws, by the Owner Trustee to the Sponsor and Holders shall look solely to the Sponsor for payment.

         (d) Any funds remaining in the Trust after funds for final distribution have been distributed or set aside for distribution shall be distributed by the Owner Trustee to the Sponsor.

         (e) Upon the winding up of the Trust and its termination, the Owner Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Business Trust Statute.

         (f) Notwithstanding any other provisions to the contrary herein, the Trust shall not dissolve so long as any Notes are outstanding.

         (g) The Sponsor shall take all necessary steps to qualify the termination of the Trust as a liquidation under Section 332 of the Code, if applicable, including the adoption of a plan of liquidation.

                                   ARTICLE X.

             Successor Owner Trustees and Additional Owner Trustees

         Section 10.1 Eligibility Requirements for Owner Trustee. The Owner Trustee shall at all times be a corporation (i) satisfying the provisions of
Section 3807(a) of the Business Trust Statute; (ii) authorized to exercise corporate trust powers; (iii) having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or State authorities; (iv) having (or having a parent which has) a rating of at least Baa3 by Moody's or A-1 by Standard & Poor's or being otherwise acceptable to the Rating Agencies; and (v) acceptable to the Insurer in its sole discretion. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.2.

         Section 10.2 Resignation or Removal of Owner Trustee. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Sponsor, the Insurer and the Master Servicer. Upon receiving such notice of resignation, the Sponsor shall promptly appoint a successor Owner Trustee, meeting the qualifications set forth in
Section 10.1 herein, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee, provided that the Sponsor shall have received written confirmation from each of the Rating Agencies that the proposed appointment will not result in an increased capital charge to the Insurer by either of the Rating Agencies. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee or the Insurer may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

                  If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.1 and shall fail to resign after written request therefor by the Sponsor, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then a majority of the Certificateholders with the consent of the Insurer (so long as no Insurer Default shall have occurred and is continuing) may remove the Owner Trustee. If a majority of the Certificateholders shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Sponsor shall promptly appoint a successor Owner Trustee acceptable to the Insurer, meeting the qualifications set forth in Section 10.1 herein, by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed, one copy to the Insurer and one copy to the successor Owner Trustee and the Sponsor shall pay all fees owed to the outgoing Owner Trustee, if not previously paid by the Trust.

                  Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 10.3 and payment of all reasonable fees and expenses owed to the outgoing Owner Trustee. The Master Servicer shall provide notice of such resignation or removal of the Owner Trustee to each of the Rating Agencies and the Insurer.

                  Notwithstanding any other provision of this Agreement, and in addition to any other method of removal of the Owner Trustee contained herein, upon a proposal made pursuant to Section 4.2(b) and the subsequent consent of Certificateholders representing no less than a 66-2/3% interest in the Trust, the Owner Trustee may be removed as Owner Trustee, subject to the consent of the Insurer (so long as no Insurer Default shall have occurred and is continuing), which consent is not to be unreasonably withheld. In the event the Owner Trustee is removed pursuant to this paragraph, the provisions of this Agreement, including Article X herein, shall apply as if the Owner Trustee had resigned hereunder.

         Section 10.3 Successor Owner Trustee. Any successor Owner Trustee appointed pursuant to Section 10.2 shall execute, acknowledge and deliver to the Sponsor, the Master Servicer, the Insurer and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Sponsor and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

                  No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 10.1.

                  Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Master Servicer shall mail notice of the successor of such Owner Trustee to all Certificateholders, the Indenture Trustee, the Insurer and the Noteholders. If the Master Servicer shall fail to mail such notice within 10 days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Master Servicer.

                  The successor Owner Trustee shall file an amendment to the Certificate of Trust with the Secretary of State reflecting the name and principal place of business of such successor Owner Trustee in the State of Delaware.

         Section 10.4 Merger or Consolidation of Owner Trustee. Any corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, provided such corporation shall be eligible pursuant to Section 10.1, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided further that the Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies and the Insurer.

         Section 10.5 Appointment of Co-Owner Trustee or Separate Owner Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate or any Mortgaged Property may at the time be located, the Master Servicer and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee and the Insurer to act as co-trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Master Servicer and the Owner Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Owner Trustee subject to the approval of the Insurer (which approval shall not be unreasonably withheld) shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to
Section 10.1 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.3, except that notice to and written consent of, the Insurer shall be required for the appointment of a co-trustee.

                  Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

                  (ii) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

                  (iii) the Master Servicer and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

                  Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Master Servicer and the Insurer.

                  Any separate trustee or co-trustee may at any time appoint the Owner Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                                  ARTICLE XI.

                                  Miscellaneous

                  Section 11.1 Supplements and Amendments. (a) This Agreement may be amended by the Sponsor and the Owner Trustee, with the prior written consent of the Insurer and prior written notice to the Rating Agencies (so long as no Insurer Default shall have occurred and is continuing), without the consent of any of the Noteholders (i) to cure any ambiguity or defect or (ii) to correct, supplement or modify any provisions in this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel which may be based upon a certificate of the Master Servicer, adversely affect in any material respect the interests of any Noteholder or Certificateholder.

                  (b) This Agreement may also be amended from time to time, with the prior written consent of the Insurer (so long as no Insurer Default shall have occurred and is continuing) by the Sponsor and the Owner Trustee, with prior written notice to the Rating Agencies, and, to the extent such amendment materially and adversely affects the interests of the Noteholders, with the consent of the Noteholders evidencing not less than a majority of the Outstanding Amount of the Notes and, the consent of the Certificateholders evidencing not less than a majority interest in the Trust (which consent of any Holder of a Certificate or Note given pursuant to this Section or pursuant to any other provision of this Agreement shall be conclusive and binding on such Holder and on all future Holders of such Certificate or Note and of any Certificate or Note issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Certificate or Note) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that, subject to the express rights of the Insurer under the Operative Documents, no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Mortgage Loans or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Certificates, the Holders of which are required to consent to any such amendment, without the consent of the Holders of all the outstanding Notes and Holders of all outstanding Certificates.

                  Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to the Insurer, to each Certificateholder and the Indenture Trustee.

                  It shall not be necessary for the consent of Certificateholders, the Noteholders or the Indenture Trustee pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Agreement or in any other Operative Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe. Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

                  Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise. The Owner Trustee shall furnish copies of any such amendments to the Rating Agencies.

         Section 11.2 No Legal Title to Owner Trust Estate in Certificateholders. The Certificateholders shall not have legal title to any part of the Owner Trust Estate. The Certificateholders shall be entitled to receive distributions with respect to their ownership interest therein only in accordance with Article IX. No transfer, by operation of law or otherwise, of any right, title or interest of the Certificateholders to and in their ownership interest in the Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

         Section 11.3 Limitations on Rights of Others. Except for Section 11.7, the provisions of this Agreement are solely for the benefit of the Owner Trustee, the Sponsor, the Certificateholders, the Master Servicer and, to the extent expressly provided herein, the Insurer, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

         Section 11.4 Notices. (a) Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt personally delivered, delivered by overnight courier or mailed first class mail or certified mail, in each case return receipt requested, and shall be deemed to have been duly given upon receipt, if to the Owner Trustee, addressed to the Corporate Trust Office; if to the Sponsor, addressed to Advanta Mortgage Conduit Services, Inc., 107090 Rancho Bernardo Road, San Diego, California 92127; if to the Insurer, addressed to Insurer, Ambac Assurance Corporation, One State Street Plaza, New York, New York 10004,
Attention: Stuctured Finance Department - MBS, Telecopy No.: 212-363-1459, Confirmation No.: 212-668-0340, or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

         (b) Any notice required or permitted to be given to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

         Section 11.5 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdictional shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 11.6 Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 11.7 Assignments; Insurer. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. This Agreement shall also inure to the benefit of the Insurer for so long as an Insurer Default shall not have occurred and be continuing. Without limiting the generality of the foregoing, all covenants and agreements in this Agreement which confer rights upon the Insurer shall be for the benefit of and run directly to the Insurer, and the Insurer shall be entitled to rely on and enforce such covenants, subject, however, to the limitations on such rights provided in this Agreement and the Operative Documents. The Insurer may disclaim any of its rights and powers under this Agreement (but not its duties and obligations under the Policy) upon delivery of a written notice to the Owner Trustee.

         Section 11.8 No Petition. The Owner Trustee (in its individual capacity and as Owner Trustee), by entering into this Agreement, each Certificateholder, by accepting a Certificate, and the Indenture Trustee, the Originators, and each Noteholder by accepting the benefits of this Agreement, hereby covenants and agrees that they will not at any time institute against the Sponsor or the Trust, or join in any institution against the Sponsor or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law.

         Section 11.9 No Recourse. Each Certificateholder by accepting a Certificate acknowledges that such Certificateholder's Certificates represent beneficial interests in the Trust only and do not represent interests in or obligations of the Master Servicer, the Sponsor, the Owner Trustee, the Indenture Trustee, the Insurer or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Certificates or the Operative Documents.

         Section 11.10 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         Section 11.11 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 11.12 Master Servicer. The Master Servicer is authorized to prepare, or cause to be prepared, execute and deliver on behalf of the Trust all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Trust or Owner Trustee to prepare, file or deliver pursuant to the Operative Documents. Upon written request, the Owner Trustee shall execute and deliver to the Master Servicer a limited power of attorney appointing the Master Servicer the Trust's agent and attorney-in-fact to prepare, or cause to be prepared, execute and deliver all such documents, reports, filings, instruments, certificates and opinions.

         Section 11.13 No Borrowing. The Trust shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for (i) the Notes, (ii) obligations owing from time to time to the Insurer under the Insurance Agreement and (iii) any other Indebtedness permitted by or arising under the Operative Documents except that the Trust shall not incur any Indebtedness that would cause it, or any portion thereof, to be treated as a "taxable mortgage pool" under Section 7701(i) of the Code. The proceeds of the Notes shall be used exclusively to fund the Trust's purchase of the Mortgage Loans and the other assets specified in the Sale and Servicing Agreement and to pay the Trust's organizational, transactional and start-up expenses.

         Section 11.14 Nonpetition Covenant. (a) Until one year plus one day shall have elapsed since the full discharge of all obligations under the Indenture with respect to Noteholders in accordance with its terms, neither the Sponsor nor any assignee of the Sponsor shall petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Trust under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Trust without the consent of the Owner Trustee.

         (b) So long as any Notes remain outstanding, no voluntary petition for the purpose of commencing or sustaining a case against the Trust under any federal or state bankruptcy, insolvency or similar law shall be filed without the consent of the Owner Trustee.

                  IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.

                                        WILMINGTON TRUST COMPANY, as
                                          Owner Trustee


                                        By: /s/ Donald G. MacKelcan
                                            ------------------------------------
                                            Name:  Donald G. MacKelcan
                                            Title: Vice President


                                        ADVANTA MORTGAGE CONDUIT
                                          SERVICES, INC., as Sponsor


                                        By: /s/ Michael Coco
                                            ------------------------------------
                                            Name:  Michael Coco
                                            Title: Vice President

                                                                       Exhibit A



                                   CERTIFICATE

                       SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFICATE REPRESENTS CERTAIN RESIDUAL RIGHTS TO PAYMENT TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES
PERSON.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION
3.10 OF THE TRUST AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE UNLESS THE TRANSFEREE PROVIDES A REPRESENTATION LETTER FROM THE TRANSFEREE OF SUCH CERTIFICATE, ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE OWNER TRUSTEE AND THE INSURER, TO THE EFFECT THAT SUCH TRANSFEREE IS NOT (i) AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, (ii) A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (iii) A PERSON ACTING ON BEHALF OF OR USING THE ASSETS OF ANY SUCH PLAN, WHICH REPRESENTATION LETTER SHALL NOT BE AN EXPENSE OF THE OWNER TRUSTEE OR THE INSURER.

NO TRANSFER OF A CERTIFICATE SHALL BE MADE UNLESS SUCH TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS OR IS MADE IN ACCORDANCE WITH SAID ACT AND LAWS. EXCEPT FOR THE INITIAL ISSUANCE OF THE CERTIFICATE TO THE ORIGINATORS, THE OWNER TRUSTEE SHALL REQUIRE (i) THE TRANSFEREE TO EXECUTE AN INVESTMENT LETTER ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE OWNER TRUSTEE AND THE INSURER CERTIFYING TO THE OWNER TRUSTEE AND THE INSURER THE FACTS SURROUNDING SUCH TRANSFER, WHICH INVESTMENT LETTER SHALL NOT BE AN EXPENSE OF THE OWNER TRUSTEE OR THE INSURER OR (ii) IF THE INVESTMENT LETTER IS NOT DELIVERED, A WRITTEN OPINION OF

COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE OWNER TRUSTEE, THE INSURER AND THE SPONSOR THAT SUCH TRANSFER MAY BE MADE PURSUANT TO AN EXEMPTION, DESCRIBING THE APPLICABLE EXEMPTION AND THE BASIS THEREFOR, FROM SAID ACT OR IS BEING MADE PURSUANT TO SAID ACT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE OWNER TRUSTEE, THE INSURER OR THE SPONSOR. THE HOLDER OF A CERTIFICATE DESIRING TO EFFECT SUCH TRANSFER SHALL, AND DOES HEREBY AGREE TO, INDEMNIFY THE SPONSOR AND THE INSURER AGAINST ANY LIABILITY THAT MAY RESULT IF THE TRANSFER IS NOT SO EXEMPT OR IS NOT MADE IN ACCORDANCE WITH SUCH FEDERAL AND STATE LAWS.

THE CERTIFICATES AND ANY INTEREST THEREIN SHALL NOT BE TRANSFERRED EXCEPT UPON SATISFACTION OF THE FOLLOWING CONDITIONS PRECEDENT: (I) THE PERSON THAT ACQUIRES A CERTIFICATE SHALL (A) BE ORGANIZED AND EXISTING UNDER THE LAWS OF THE UNITED STATES OF AMERICA OR ANY STATE OR THE DISTRICT OF COLUMBIA THEREOF, (B) EXPRESSLY ASSUME, BY AN AGREEMENT SUPPLEMENTAL HERETO, EXECUTED AND DELIVERED TO THE OWNER TRUSTEE, THE PERFORMANCE OF EVERY COVENANT AND OBLIGATION OF THE SPONSOR UNDER THE TRUST AGREEMENT, EXCEPT FOR THE COVENANTS AND OBLIGATIONS CONTAINED IN SECTIONS 2.1, 2.2, 2.3, 2.4, 3.3 AND 3.4 OF THE SALE AND SERVICING AGREEMENT, SECTION 7.1 OF THE INDENTURE AND UNDER THE CREDIT LINE AGREEMENTS AND THE MORTGAGE NOTES; (II) THE PERSON THAT ACQUIRES A CERTIFICATE SHALL DELIVER TO THE OWNER TRUSTEE AND THE INSURER AN OFFICER'S CERTIFICATE STATING THAT SUCH TRANSFER AND SUCH SUPPLEMENTAL AGREEMENT COMPLY WITH SECTION 3.10 OF THE TRUST AGREEMENT AND THAT ALL CONDITIONS PRECEDENT PROVIDED BY SECTION 3.10 OF THE TRUST AGREEMENT HAVE BEEN COMPLIED WITH AND AN OPINION OF COUNSEL STATING THAT SUCH TRANSFER AND SUCH SUPPLEMENTAL AGREEMENT COMPLY WITH SECTION 3.10 AND THAT ALL CONDITIONS PRECEDENT PROVIDED BY SECTION 3.10 HAVE BEEN COMPLIED WITH, AND THE OWNER TRUSTEE MAY CONCLUSIVELY RELY ON SUCH OFFICER'S CERTIFICATE, SHALL HAVE NO DUTY TO MAKE INQUIRIES WITH REGARD TO THE MATTERS SET FORTH THEREIN AND SHALL INCUR NO LIABILITY IN SO RELYING; (III) THE PERSON THAT ACQUIRES A CERTIFICATE SHALL DELIVER TO THE OWNER TRUSTEE AND THE INSURER A LETTER FROM EACH RATING AGENCY CONFIRMING THAT ITS RATING OF THE NOTES, AFTER GIVING EFFECT TO SUCH TRANSFER, WILL NOT BE REDUCED OR WITHDRAWN WITHOUT REGARD TO THE POLICY;
(IV) THE PERSON THAT ACQUIRES A CERTIFICATE SHALL DELIVER TO THE OWNER TRUSTEE AND THE INSURER AN OPINION OF COUNSEL TO THE EFFECT THAT (A) SUCH TRANSFER WILL NOT ADVERSELY AFFECT THE TREATMENT OF THE NOTES AFTER SUCH TRANSFER AS DEBT FOR FEDERAL AND APPLICABLE STATE INCOME TAX PURPOSES, (B) SUCH TRANSFER WILL NOT RESULT IN THE ADVANTA REVOLVING HOME

EQUITY LOAN TRUST 1999-A BEING SUBJECT TO TAX AT THE ENTITY LEVEL FOR FEDERAL OR APPLICABLE STATE TAX PURPOSES, (C) SUCH TRANSFER WILL NOT HAVE ANY MATERIAL ADVERSE IMPACT ON THE FEDERAL OR APPLICABLE STATE INCOME TAXATION OF A NOTEHOLDER AND (D) SUCH TRANSFER WILL NOT RESULT IN THE ARRANGEMENT CREATED BY THE TRUST AGREEMENT OR ANY "PORTION" OF THE ADVANTA REVOLVING HOME EQUITY LOAN TRUST 1999-A, BEING TREATED AS A TAXABLE MORTGAGE POOL AS DEFINED IN SECTION 7701(i) OF THE CODE; (V) ALL FILINGS AND OTHER ACTIONS NECESSARY TO CONTINUE THE PERFECTION OF THE INTEREST OF THE TRUST IN THE MORTGAGE LOANS AND THE OTHER PROPERTY CONVEYED UNDER THE TRUST AGREEMENT SHALL HAVE BEEN TAKEN OR MADE.

THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                          ADVANTA HOLDING TRUST 1999-A
                                   CERTIFICATE


         Percentage Interest:  89.49%

Date of Cut-Off Date:
May 1, 1999

First Payment Date:         Issue Date: May 27, 1999
June 25, 1999

No. 1

                              ADVANTA NATIONAL BANK
                                Registered Holder




                  The Trust was created pursuant to a Trust Agreement dated as of May 1, 1999 (the "Holding Trust Agreement"), between the Sponsor and Wilmington Trust Company, as owner trustee (the "Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Holding Trust Agreement. Also the Advanta Revolving Home Equity Loan Trust 1999-A (the "Issuer") was created pursuant to a Trust Agreement dated as of May 1, 1999 (the "Trust Agreement") between Advanta Mortgage Conduit Services, Inc. (the "Sponsor"), Advanta Holding Trust 1999-A and Wilmington Trust Company, as Owner Trustee (the "Owner Trustee").

                  This Certificate is one of the duly authorized Certificates designated as Advanta Holding Trust 1999-A "Certificates." Pursuant to the Trust Agreement, there is also issued duly authorized Certificates designated as Advanta Revolving Home Equity Loan Trust 1999-A "Asset Backed Certificates". Pursuant to the Indenture dated as of May 1, 1999 (the "Indenture") between the Issuer and Bankers Trust Company of California, N.A., as indenture trustee (the "Indenture Trustee") there is also issued the Advanta Revolving Home Equity Loan Asset Backed Notes (the "Notes"). These Certificates are issued under and are subject to the terms, provisions and conditions of the Holding Trust Agreement, to which Holding Trust Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound. The property of the Trust consists of the Asset Backed Certificates of the Issuer. The property of the Issuer includes a pool of adjustable-rate home equity revolving credit line loans secured by first or junior deeds of trust or Mortgages on primarily one-to-four family residential properties.

                  Under the Holding Trust Agreement, there will be distributed on the 25th day of each month or, if such 25th day is not a Business Day, the next Business Day (the "Payment

Date"), commencing on June 25, 1999, to the Person in whose name this Certificate is registered at the close of business on the Business Day preceding such Payment Date (the "Record Date") such Certificateholder's Percentage Interest in the amount to be distributed to Certificateholders on such Payment Date.

                  The holder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of the Noteholders as described in the Sale and Servicing Agreement, the Indenture and the Holding Trust Agreement, as applicable.

                  It is the intent of the Sponsor, the Master Servicer, and the Certificateholders that, for purposes of Federal income taxes, the Trust will be treated as a corporation. The Sponsor and any other Certificateholders, by acceptance of a Certificate, agree to treat, and to take no action inconsistent with the treatment of, the Certificates for such tax purposes as equity interests in a corporation. Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Trust or the Sponsor, or join in any institution against the Trust or the Sponsor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, the Holding Trust Agreement or any of the Operative Documents.

                  Distributions on this Certificate will be made as provided in the Sale and Servicing Agreement and the Indenture by the Indenture Trustee by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Holding Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for the purpose by the Owner Trustee in the Corporate Trust Office.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual signature, this Certificate shall not entitle the holder hereof to any benefit under the Holding Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.


Date:  May [     ], 1999          ADVANTA HOLDING TRUST 1999-A


                                  By:  WILMINGTON TRUST COMPANY not in its
                                       individual capacity but solely as Owner
                                       Trustee



                                  By: _______________________________________
                                      Name:
                                      Title:



                  OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Certificates referred to in the within-mentioned Trust Agreement.



WILMINGTON TRUST COMPANY
not in its individual capacity but
solely as Owner Trustee



By:_____________________________
     Authenticating Agent

                            (Reverse of Certificate)

                  The Certificates do not represent an obligation of, or an interest in, the Originators, the Sponsor, the Master Servicer, the Insurer, the Owner Trustee or any Affiliates of any of them and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein or in the Holding Trust Agreement, the Indenture or the Operative Documents. In addition, this Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections with respect to the Mortgage Loans, as more specifically set forth herein, in the Sale and Servicing Agreement and in the Indenture. A copy of each of the Sale and Servicing Agreement and the Holding Trust Agreement may be examined during normal business hours at the principal office of the Sponsor, and at such other places, if any, designated by the Sponsor, by any Certificateholder upon written request.

                  The Holding Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Sponsor and the rights of the Certificateholders under the Holding Trust Agreement at any time by the Sponsor and the Owner Trustee with the prior written consent of the Insurer and with the consent of the holders of the Notes and the Certificates evidencing not less than a majority of the outstanding Notes and the Certificates. Any such consent by the holder of this Certificate shall be conclusive and binding on such holder and on all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Holding Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the holders of any of the Certificates (other than the Sponsor or the Insurer).

                  As provided in the Holding Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Owner Trustee in the Corporate Trust Office, accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee. The initial Certificate Registrar appointed under the Holding Trust Agreement is Wilmington Trust Company.

                  Except for Certificates issued to the Sponsor, the Certificates are issuable only as registered Certificates without coupons in denominations of $1,000 or integral multiples of $1,000 in excess thereof. As provided in the Holding Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates in authorized denominations evidencing the same aggregate denomination, as requested by the holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

                  The Owner Trustee, the Certificate Registrar, the Insurer and any agent of the Owner Trustee, the Certificate Registrar or the Insurer may treat the person in whose name this

Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Registrar, the Insurer nor any such agent shall be affected by any notice to the contrary.

                  The obligations and responsibilities created by the Holding Trust Agreement and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Holding Trust Agreement and the Sale and Servicing Agreement and the disposition of all property held as part of the Trust.

                  The recitals contained herein shall be taken as the statements of the Sponsor or the Master Servicer, as the case may be, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Certificate or of any Mortgage Loan or related document.

                  Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual or facsimile signature, this Certificate shall not entitle the holder hereof to any benefit under the Holding Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

                                   ASSIGNMENT

                  FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto


PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE


________________________________________________________________________________
(Please print or type name and address, including postal zip code, of assignee)

________________________________________________________________________________
                  the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


_______________________________________ Attorney to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:

                                    ___________________________________________*
                                    Signature Guaranteed:

                                    ___________________________________________*


___________________
* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                   CERTIFICATE

                       SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFICATE REPRESENTS CERTAIN RESIDUAL RIGHTS TO PAYMENT TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES
PERSON.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION
3.10 OF THE TRUST AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE UNLESS THE TRANSFEREE PROVIDES A REPRESENTATION LETTER FROM THE TRANSFEREE OF SUCH CERTIFICATE, ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE OWNER TRUSTEE AND THE INSURER, TO THE EFFECT THAT SUCH TRANSFEREE IS NOT (i) AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, (ii) A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (iii) A PERSON ACTING ON BEHALF OF OR USING THE ASSETS OF ANY SUCH PLAN, WHICH REPRESENTATION LETTER SHALL NOT BE AN EXPENSE OF THE OWNER TRUSTEE OR THE INSURER.

NO TRANSFER OF A CERTIFICATE SHALL BE MADE UNLESS SUCH TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS OR IS MADE IN ACCORDANCE WITH SAID ACT AND LAWS. EXCEPT FOR THE INITIAL ISSUANCE OF THE CERTIFICATE TO THE ORIGINATORS, THE OWNER TRUSTEE SHALL REQUIRE (i) THE TRANSFEREE TO EXECUTE AN INVESTMENT LETTER ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE OWNER TRUSTEE AND THE INSURER CERTIFYING TO THE OWNER TRUSTEE AND THE INSURER THE FACTS SURROUNDING SUCH TRANSFER, WHICH INVESTMENT LETTER SHALL NOT BE AN EXPENSE OF THE OWNER TRUSTEE OR THE INSURER OR (ii) IF THE INVESTMENT LETTER IS NOT DELIVERED, A WRITTEN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE OWNER TRUSTEE, THE INSURER AND THE SPONSOR THAT SUCH

TRANSFER MAY BE MADE PURSUANT TO AN EXEMPTION, DESCRIBING THE APPLICABLE EXEMPTION AND THE BASIS THEREFOR, FROM SAID ACT OR IS BEING MADE PURSUANT TO SAID ACT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE OWNER TRUSTEE, THE INSURER OR THE SPONSOR. THE HOLDER OF A CERTIFICATE DESIRING TO EFFECT SUCH TRANSFER SHALL, AND DOES HEREBY AGREE TO, INDEMNIFY THE SPONSOR AND THE INSURER AGAINST ANY LIABILITY THAT MAY RESULT IF THE TRANSFER IS NOT SO EXEMPT OR IS NOT MADE IN ACCORDANCE WITH SUCH FEDERAL AND STATE LAWS.

THE CERTIFICATES AND ANY INTEREST THEREIN SHALL NOT BE TRANSFERRED EXCEPT UPON SATISFACTION OF THE FOLLOWING CONDITIONS PRECEDENT: (I) THE PERSON THAT ACQUIRES A CERTIFICATE SHALL (A) BE ORGANIZED AND EXISTING UNDER THE LAWS OF THE UNITED STATES OF AMERICA OR ANY STATE OR THE DISTRICT OF COLUMBIA THEREOF, (B) EXPRESSLY ASSUME, BY AN AGREEMENT SUPPLEMENTAL HERETO, EXECUTED AND DELIVERED TO THE OWNER TRUSTEE, THE PERFORMANCE OF EVERY COVENANT AND OBLIGATION OF THE SPONSOR UNDER THE TRUST AGREEMENT, EXCEPT FOR THE COVENANTS AND OBLIGATIONS CONTAINED IN SECTIONS 2.1, 2.2, 2.3, 2.4, 3.3 AND 3.4 OF THE SALE AND SERVICING AGREEMENT, SECTION 7.1 OF THE INDENTURE AND UNDER THE CREDIT LINE AGREEMENTS AND THE MORTGAGE NOTES; (II) THE PERSON THAT ACQUIRES A CERTIFICATE SHALL DELIVER TO THE OWNER TRUSTEE AND THE INSURER AN OFFICER'S CERTIFICATE STATING THAT SUCH TRANSFER AND SUCH SUPPLEMENTAL AGREEMENT COMPLY WITH SECTION 3.10 OF THE TRUST AGREEMENT AND THAT ALL CONDITIONS PRECEDENT PROVIDED BY SECTION 3.10 OF THE TRUST AGREEMENT HAVE BEEN COMPLIED WITH AND AN OPINION OF COUNSEL STATING THAT SUCH TRANSFER AND SUCH SUPPLEMENTAL AGREEMENT COMPLY WITH SECTION 3.10 AND THAT ALL CONDITIONS PRECEDENT PROVIDED BY SECTION 3.10 HAVE BEEN COMPLIED WITH, AND THE OWNER TRUSTEE MAY CONCLUSIVELY RELY ON SUCH OFFICER'S CERTIFICATE, SHALL HAVE NO DUTY TO MAKE INQUIRIES WITH REGARD TO THE MATTERS SET FORTH THEREIN AND SHALL INCUR NO LIABILITY IN SO RELYING; (III) THE PERSON THAT ACQUIRES A CERTIFICATE SHALL DELIVER TO THE OWNER TRUSTEE AND THE INSURER A LETTER FROM EACH RATING AGENCY CONFIRMING THAT ITS RATING OF THE NOTES, AFTER GIVING EFFECT TO SUCH TRANSFER, WILL NOT BE REDUCED OR WITHDRAWN WITHOUT REGARD TO THE POLICY;
(IV) THE PERSON THAT ACQUIRES A CERTIFICATE SHALL DELIVER TO THE OWNER TRUSTEE AND THE INSURER AN OPINION OF COUNSEL TO THE EFFECT THAT (A) SUCH TRANSFER WILL NOT ADVERSELY AFFECT THE TREATMENT OF THE NOTES AFTER SUCH TRANSFER AS DEBT FOR FEDERAL AND APPLICABLE STATE INCOME TAX PURPOSES, (B) SUCH TRANSFER WILL NOT RESULT IN THE ADVANTA REVOLVING HOME EQUITY LOAN TRUST 1999-A BEING SUBJECT TO TAX AT THE ENTITY LEVEL FOR FEDERAL OR APPLICABLE STATE TAX PURPOSES, (C) SUCH

TRANSFER WILL NOT HAVE ANY MATERIAL ADVERSE IMPACT ON THE FEDERAL OR APPLICABLE STATE INCOME TAXATION OF A NOTEHOLDER AND (D) SUCH TRANSFER WILL NOT RESULT IN THE ARRANGEMENT CREATED BY THE TRUST AGREEMENT OR ANY "PORTION" OF THE ADVANTA REVOLVING HOME EQUITY LOAN TRUST 1999-A, BEING TREATED AS A TAXABLE MORTGAGE POOL AS DEFINED IN SECTION 7701(i) OF THE CODE; (V) ALL FILINGS AND OTHER ACTIONS NECESSARY TO CONTINUE THE PERFECTION OF THE INTEREST OF THE TRUST IN THE MORTGAGE LOANS AND THE OTHER PROPERTY CONVEYED UNDER THE TRUST AGREEMENT SHALL HAVE BEEN TAKEN OR MADE.

THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                          ADVANTA HOLDING TRUST 1999-A
                                   CERTIFICATE


         Percentage Interest:  10.51%

Date of Cut-Off Date:
May 1, 1999

First Payment Date:         Issue Date: May 27, 1999
June 25, 1999

No. 1

                         ADVANTA FINANCE RESIDUAL CORP.
                                Registered Holder




                  The Trust was created pursuant to a Trust Agreement dated as of May 1, 1999 (the "Holding Trust Agreement"), between the Sponsor and Wilmington Trust Company, as owner trustee (the "Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Holding Trust Agreement. Also the Advanta Revolving Home Equity Loan Trust 1999-A (the "Issuer") was created pursuant to a Trust Agreement dated as of May 1, 1999 (the "Trust Agreement") between Advanta Mortgage Conduit Services, Inc. (the "Sponsor"), Advanta Holding Trust 1999-A and Wilmington Trust Company, as Owner Trustee (the "Owner Trustee").

                  This Certificate is one of the duly authorized Certificates designated as Advanta Holding Trust 1999-A "Certificates." Pursuant to the Trust Agreement, there is also issued duly authorized Certificates designated as Advanta Revolving Home Equity Loan Trust 1999-A "Asset Backed Certificates". Pursuant to the Indenture dated as of May 1, 1999 (the "Indenture") between the Issuer and Bankers Trust Company of California, N.A., as indenture trustee (the "Indenture Trustee") there is also issued the Advanta Revolving Home Equity Loan Asset Backed Notes (the "Notes"). These Certificates are issued under and are subject to the terms, provisions and conditions of the Holding Trust Agreement, to which Holding Trust Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound. The property of the Trust consists of the Asset Backed Certificates of the Issuer. The property of the Issuer includes a pool of adjustable-rate home equity revolving credit line loans secured by first or junior deeds of trust or Mortgages on primarily one-to-four family residential properties.

                  Under the Holding Trust Agreement, there will be distributed on the 25th day of each month or, if such 25th day is not a Business Day, the next Business Day (the "Payment

Date"), commencing on June 25, 1999, to the Person in whose name this Certificate is registered at the close of business on the Business Day preceding such Payment Date (the "Record Date") such Certificateholder's Percentage Interest in the amount to be distributed to Certificateholders on such Payment Date.

                  The holder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of the Noteholders as described in the Sale and Servicing Agreement, the Indenture and the Holding Trust Agreement, as applicable.

                  It is the intent of the Sponsor, the Master Servicer, and the Certificateholders that, for purposes of Federal income taxes, the Trust will be treated as a corporation. The Sponsor and any other Certificateholders, by acceptance of a Certificate, agree to treat, and to take no action inconsistent with the treatment of, the Certificates for such tax purposes as equity interests in a corporation. Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Trust or the Sponsor, or join in any institution against the Trust or the Sponsor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, the Holding Trust Agreement or any of the Operative Documents.

                  Distributions on this Certificate will be made as provided in the Sale and Servicing Agreement and the Indenture by the Indenture Trustee by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Holding Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for the purpose by the Owner Trustee in the Corporate Trust Office.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual signature, this Certificate shall not entitle the holder hereof to any benefit under the Holding Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.


Date:  May [     ], 1999             ADVANTA HOLDING TRUST 1999-A


                                     By: WILMINGTON TRUST COMPANY not in its
                                         individual capacity but solely as Owner
                                         Trustee



                                     By: _______________________________________
                                         Name:
                                         Title:



                  OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Certificates referred to in the within-mentioned Trust Agreement.



WILMINGTON TRUST COMPANY
not in its individual capacity but
solely as Owner Trustee



By:_____________________________
     Authenticating Agent

                            (Reverse of Certificate)

                  The Certificates do not represent an obligation of, or an interest in, the Originators, the Sponsor, the Master Servicer, the Insurer, the Owner Trustee or any Affiliates of any of them and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein or in the Holding Trust Agreement, the Indenture or the Operative Documents. In addition, this Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections with respect to the Mortgage Loans, as more specifically set forth herein, in the Sale and Servicing Agreement and in the Indenture. A copy of each of the Sale and Servicing Agreement and the Holding Trust Agreement may be examined during normal business hours at the principal office of the Sponsor, and at such other places, if any, designated by the Sponsor, by any Certificateholder upon written request.

                  The Holding Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Sponsor and the rights of the Certificateholders under the Holding Trust Agreement at any time by the Sponsor and the Owner Trustee with the prior written consent of the Insurer and with the consent of the holders of the Notes and the Certificates evidencing not less than a majority of the outstanding Notes and the Certificates. Any such consent by the holder of this Certificate shall be conclusive and binding on such holder and on all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Holding Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the holders of any of the Certificates (other than the Sponsor or the Insurer).

                  As provided in the Holding Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Owner Trustee in the Corporate Trust Office, accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee. The initial Certificate Registrar appointed under the Holding Trust Agreement is Wilmington Trust Company.

                  Except for Certificates issued to the Sponsor, the Certificates are issuable only as registered Certificates without coupons in denominations of $1,000 or integral multiples of $1,000 in excess thereof. As provided in the Holding Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates in authorized denominations evidencing the same aggregate denomination, as requested by the holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

                  The Owner Trustee, the Certificate Registrar, the Insurer and any agent of the Owner Trustee, the Certificate Registrar or the Insurer may treat the person in whose name this

Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Registrar, the Insurer nor any such agent shall be affected by any notice to the contrary.

                  The obligations and responsibilities created by the Holding Trust Agreement and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Holding Trust Agreement and the Sale and Servicing Agreement and the disposition of all property held as part of the Trust.

                  The recitals contained herein shall be taken as the statements of the Sponsor or the Master Servicer, as the case may be, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Certificate or of any Mortgage Loan or related document.

                  Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual or facsimile signature, this Certificate shall not entitle the holder hereof to any benefit under the Holding Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

                                   ASSIGNMENT

                  FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto


PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE


________________________________________________________________________________
(Please print or type name and address, including postal zip code, of assignee)

________________________________________________________________________________
                  the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

___________________________ Attorney to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:

                                     _________________________________________ *
                                     Signature Guaranteed:

                                     _________________________________________ *



__________________
* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                       EXHIBIT B




                             CERTIFICATE OF TRUST OF
                          ADVANTA HOLDING TRUST 1999-A

                  This Certificate of Trust of Advanta Holding Trust 1999-A (the "Trust") is being duly executed and filed by the undersigned, as trustee, to form a business trust under the Delaware Business Trust Act (12 Del. Code
Section 3801 et seq.) (the "Act").

                  1. Name. The name of the business trust formed hereby is Advanta Holding Trust 1999-A.

                  2. Delaware Trust. The name and business address of the Owner Trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001,
Attn: Corporate Trust Administration.

                  3.       This Certificate of Trust will be effective May 27,
1999.

                  IN WITNESS WHEREOF, the undersigned, in accordance with
SECTION 3811(a) of the Act, has duly executed this Certificate of Trust.

                                   WILMINGTON TRUST COMPANY
                                   not in its individual capacity but solely as Owner Trustee of the Trust



                                   By:_________________________________
                                      Name:
                                      Title:


                                      B-1